Exhibit 10.18

June 9, 2004

Daniel McGuire
Vice President
Mattress Firm, Inc.
5815 Gulf Freeway
Houston, Texas 77023

Re:                            Extension of Employment Agreement

Dear Dan:

Reference is made to that Employment Agreement effective March 31, 1999 (“Agreement”) between yourself and Malachi Mattress America, Inc. as predecessor and interest to Mattress Firm, Inc.  As you are aware, this Agreement expired on March 31, 2004.  After our review, we are pleased to offer you an extension of that Agreement upon the following modified terms and conditions:

1.                                    The renewal term of the Agreement shall be effective April 1, 2004 through March 31, 2005;

2.                                    The remaining terms of the Agreement shall remain unchanged.

If these terms are agreeable to you, please evidence that fact by your signature below.  We look forward to our continued relationship with you.

Sincerely yours,

/s/ Gary Fazio
Gary T. Fazio
President and CEO

AGREED TO AND ACCEPTED:

/s/ Daniel McGuire
Daniel McGuire
Date: June , 2004